                                                                    Exhibit 10.1

                  AMENDMENT NO. 1 TO INVESTOR RIGHTS AGREEMENT

         This Amendment No. 1, dated as of October 23, 2006 (this  "AMENDMENT"), to the  Investor  Rights  Agreement,  dated as of June 28, 2006 (as amended from time to time,  the  "AGREEMENT"),  is made and entered into among  GlobalOptions
Group,  Inc.,  a Nevada  corporation  (the  "COMPANY"),  and North Sound  Legacy
International Ltd. and North Sound Legacy  Institutional Fund LLC (collectively,
"NORTH  SOUND").  Capitalized  terms  used  and not  otherwise  defined  in this
Amendment shall have the respective meanings assigned to them in the Agreement.

         WHEREAS,  the parties  hereto wish to amend the Agreement to modify the definition of "Effectiveness Date";

         WHEREAS,  Section 7(h) of the Agreement provides that the provisions of the Agreement may not be amended, modified or supplemented unless the same shall be in writing  and signed by the  Company and the Holders of at least a majority of the Registrable Securities;

         WHEREAS, North Sound holds a majority of the Registrable Securities.

         NOW, THEREFORE,  for good and valuable  consideration,  the receipt and sufficiency of which are hereby acknowledged, the Company and North Sound hereby agree as follows:

         1. The definition of "Effectiveness Date" in Section 1 of the Agreement
is hereby amended and restated in its entirety to read as follows:

         "EFFECTIVENESS  DATE"  means the date that is one  hundred  and  twenty
(120) days  following the Closing Date,  provided that such date shall be tolled
(i) for the  duration of any  Blackout  Period,  (ii) for periods of  regulatory review exceeding  customary periods,  and (iii) for periods of regulatory review the  resolution of which is outside the full control,  power or authority of the
Company or its agents,  provided the Company has met comment response  deadlines applicable to it (to the extent within its or its agents' full control, power or authority)  and is using its reasonable  best efforts to cause the  Registration
Statement to be declared effective under the Securities Act.

         2. All of the terms and  conditions  set forth in the  Agreement  shall remain in full force and effect, except to the extent expressly provided herein.

                            [Signature page follows]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly  executed  by their  respective  authorized  persons  as of the date  first indicated above.

GLOBALOPTIONS GROUP, INC.

By:   /s/ Harvey W. Schiller
    ---------------------------------
Name:   Harvey W. Schiller
Title:  Chairman & CEO

NORTH SOUND LEGACY INTERNATIONAL LTD.

By: North Sound Capital LLC; Investment Advisor

By:  /s/ Thomas McAuley
    ---------------------------------
Name:  Thomas McAuley
Title: Chief Investment Officer

NORTH SOUND LEGACY INSTITUTIONAL FUND LLC

By: North Sound Capital LLC; Manager

By:  /s/ Thomas McAuley
    ---------------------------------
Name:  Thomas McAuley
Title: Chief Investment Officer

                                       2